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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form N-1A
                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933      /x/

                           PRE-EFFECTIVE AMENDMENT NO.     / /

                          POST-EFFECTIVE AMENDMENT NO.     / /

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940  /x/

                                  AMENDMENT NO.            / /

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                             NASL SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                            105 Adelaide Street West
                        Toronto, Ontario, Canada M5H 1R1
                    (Address of Principal Executive Offices)

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          Barbara E. Burk, Esq.                              Copy to:
                Secretary                             E. Ladd Thurston, Esq.
North American Security Life Insurance Co.        Nelson Thurston Jones & Blouch
        57 River Street, Suite 104                      1776 F Street, N.W.
   Wellesley Hills, Massachusetts 02181               Washington, D.C. 20006
 (Name and Address of Agent for Service)

                              -------------------

    Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement under the Securities Act of 1933 becomes effective.

    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, registrant elects to register an indefinite amount of the securities being registered. Amount of registration fee: $500.00

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    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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